UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): August 10, 2007


                           Unico American Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


           0-3978                                   95-2583928
    (Commission File Number)              (IRS Employer Identification No.)


      23251 Mulholland Drive
     Woodland Hills, California                         91364
(Address of Principal Executive Offices)              (Zip Code)


                                 (818) 591-9800
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.
---------------------------------------------------------
On August 10, 2007, the registrant issued a news release announcing its results of operations for the quarter ended June 30, 2007. A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNICO AMERICAN CORPORATION
                                                    (Registrant)


Date: August 10, 2007                        By:   /s/ Lester A. Aaron
                                                    -------------------
                                            Name:   Lester A. Aaron
                                           Title:   Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number        Description
--------------        -----------
99.1                  News release dated August 10, 2007


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